Exhibit 99.1

WASTE2ENERGY, HOLDINGS, INC.

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (this “Agreement”) made as of the last date set forth on the signature page hereof between Waste2Energy, Holdings, Inc., a Delaware corporation (“Waste2Energy”), and the undersigned (the “Subscriber”).

W I T N E S S E T H:

WHEREAS, Waste2Energy is offering for sale (the “Offering”) up to $15,000,000 of its 12% senior convertible debentures (the “Debentures”), and in connection with the sale of the Debentures is also issuing the Subscribers a warrant to purchase a share of the Company’s common stock (“Common Stock”) for each principal dollar of debenture purchased (the “Warrant Shares”) at an exercise price of $1.00 per share (the “Warrants,” and together with the Debentures, the Shares and the Warrant Shares, collectively, the “Securities”);

WHEREAS, the Debentures will only be sold pursuant to the Amended and Restated Confidential Private Offering Memorandum, dated February 15, 2010 (such Memorandum, together with all amendments, supplements and exhibits thereto, collectively, the “Memorandum”) and only to “accredited investors” as such term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, there is no minimum amount of Debentures that must be sold and the maximum Amount of Debentures that will be sold is $15,000,000 (the “Maximum Amount”);

WHEREAS, Waste2Energy is conducting the Offering on a “best efforts” basis;

WHEREAS, the Debentures are being offered by Waste2Energy through Charles Vista, LLC (“Charles Vista” or the “Placement Agent”) on a reasonable efforts basis pursuant to and on the offering terms set forth in the Memorandum and herein;

WHEREAS, the Subscriber desires to purchase and Waste2Energy desires to sell that amount of Debentures set forth on the signature page hereof on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.                                        SUBSCRIPTION FOR DBENBTURES AND REPRESENTATIONS BY THE SUBSCRIBER

1.1          Subject to the terms and conditions hereinafter set forth and in the Memorandum, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company, and the Company agrees to sell to the Subscriber, the amount of Debentures equal to such Subscriber’s Subscription Amount set forth on the signature page hereof. The subscription amount is payable by personal or business check or money order made payable to “Signature

Bank, as Escrow Agent for Waste2Energy Holdings, Inc.” contemporaneously with the execution and delivery of this Agreement by the Subscriber.  Subscribers may also pay the subscription amount by wire transfer of immediately payable funds to:

Signature Bank

950 Third Avenue

New York, NY 10022

ABA#:026013576

A/C#: PCG#311

Account No. 1501252618

1.2          The Subscriber recognizes that the purchase of the Debentures involves a high degree of risk including, but not limited to, the following: (a) the Company has a limited operating history and requires substantial funds in addition to the proceeds of the Offering; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Debentures; (c) the Subscriber may not be able to liquidate its investment; (d) transferability of the Common Stock issuable upon conversion of the Debentures and exercise of the Warrants is extremely limited; (e) in the event of a disposition, the Subscriber could sustain the loss of its entire investment;  and (f) the Company has not paid any dividends since its inception and does not anticipate paying any dividend.  Without limiting the generality of the representations set forth in Section 1.5 below, the Subscriber represents that the Subscriber has carefully reviewed the section of the Memorandum captioned “Risk Factors.”

1.3          The Subscriber represents that the Subscriber is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, and that the Subscriber is able to bear the economic risk of an investment in the Debentures. The Subscriber is referred to the section of the Memorandum entitled “Investor Qualifications” and to the Confidential Prospective Purchaser Questionnaire for a full explanation of the term “accredited investor.”

1.4          The Subscriber hereby acknowledges and represents that (a) the Subscriber has knowledge and experience in business and financial matters, prior investment experience, or the Subscriber has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Debentures to evaluate the merits and risks of such an investment on the Subscriber’s behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the economic risk that the Subscriber hereby assumes.

1.5          The Subscriber hereby acknowledges it has received, carefully reviewed and understands this Agreement, the Memorandum (which includes the “Risk Factors”), including all exhibits thereto, and any documents which may have been made available upon request as reflected therein, including the Warrant (collectively referred to as the “Offering Materials”), and hereby represents that the Subscriber has been furnished by the Company during the course of the Offering with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Subscriber has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering.

1.6          (a)           In making the decision to invest in the Debentures, the Subscriber has relied solely upon the information provided by the Company in the Offering Materials.  To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Debentures hereunder.  The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Debentures other than the Offering Materials.

(b)           The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Debentures by the Company (or an authorized agent or representative thereof) and (ii) no Debentures were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

1.7          The Subscriber hereby represents that the Subscriber, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s professional advisors (who are unaffiliated with and not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Subscriber’s own interests in connection with the transaction contemplated hereby.

1.8          The Subscriber hereby acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation D promulgated thereunder.  The Subscriber understands that none of the Securities have been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Debentures, Warrants, Common Stock issuable upon conversion of the Debentures and the Warrant Shares unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

1.9          The Subscriber understands that none of the Securities have been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Subscriber’s investment intention.  In connection therewith, the Subscriber hereby represents that the Subscriber is purchasing the Debentures for the Subscriber’s own account for investment and not with a view toward the resale or distribution to others.  The Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Debentures.

1.10        The Subscriber understands that although the Common Stock is quoted  on the Pink Sheets, there is not an active current trading market for the Common Stock and no assurances can be given when, if ever, that an active market will develop for the Common Stock.  There is also no assurance that the Common Stock will continue to be quoted  on the Pink Sheets.  The Subscriber understands that even if an active market develops for the Common Stock, Rule 144 promulgated under the Securities Act (“Rule 144”) requires for non-affiliates, among other conditions, a one-year holding period commencing as of the date that the Company filed “Form 10 information” with the SEC (June 3, 2009), prior to the resale of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act.  The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Securities under the Securities Act or any state securities or “blue sky” laws other than as set forth in Article V hereof.

1.11        The Subscriber agrees that if and to the extent required by an underwriter of the Common Stock in a public offering, the undersigned will execute a “lock-up” agreement regarding some or all of the Common Stock issuable to the Subscriber pursuant to Debenture and Warrant thereby agreeing not to sell such securities for a period of time after completion of the public offering whether or not such securities are included in the public offering.

1.12        The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities that such Securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement.  The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

1.13        The Subscriber understands that the Company will review this Agreement and is hereby given authority by the Subscriber to call Subscriber’s bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company, at its sole discretion, reserves the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any subscription, and to close the Offering to the Subscriber at any time.

1.14        The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber’s principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

1.15        The Subscriber represents that the Subscriber has full right, power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Debentures.  This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

1.16        If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.17        The Subscriber acknowledges that at such time, if ever, as the Common Stock and the Warrant Shares are “registered” (as such term is defined in Article V hereof), sales of the Common Stock and Warrant Shares will be subject to state securities laws.

1.18        (a)           The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

(b)           The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law; provided, that the Company may use the name of the Subscriber for any offering or in any registration statement filed pursuant to Article V in which the Subscriber’s Common Stock is included.

1.19        The Subscriber understands that the Securities are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Company and the principals and controlling persons thereof are relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings set forth herein in order to determine the applicability of such exemptions and the undersigned’s suitability to acquire the Securities.

1.20        The Subscriber agrees to hold the Company and its directors, officers, employees, affiliates, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (a) any sale or distribution of the Debentures, the Common Stock issuable upon conversion of the Debentures, Warrant Shares, or Warrants by the Subscriber in violation of the Securities Act or any applicable state securities or “blue sky” laws; or (b) any false representation or warranty or any breach or failure by the Subscriber to comply with any covenant made by the Subscriber in this Agreement or any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

II.                                   REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Subscriber that:

2.1          The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business.  The Company is not in violation of any of the provisions of its Articles of Incorporation, by-laws or other organizational or charter documents including, but not limited to, all documents setting forth and/or establishing the terms, rights, conditions and/or limitations of any of the Company’s stock (the “Internal Documents”).  The Company is duly qualified to conduct business and is in good standing as a foreign limited liability company in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a direct and/or indirect (i) material adverse effect on the legality, validity or enforceability of any of the Securities and/or this Subscription Agreement, (ii) material adverse effect on the results of operations, assets, business or financial condition of the Company, or (iii) material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under the Offering Materials (any of (i), (ii) or (iii), a “Material Adverse Effect”).

2.2          The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated.   All corporate action on the part of the Company, its directors and stockholders necessary for the (i) authorization execution, delivery and performance of this Agreement by the Company; and (ii) authorization, sale, issuance and delivery of the Debentures, the Common Stock issuable upon conversion of the Debentures, Warrant Shares and Warrants contemplated hereby and the performance of the Company’s obligations hereunder has been taken.  This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.  The Common Stock issuable upon conversion of the Debentures and Warrant Shares, when issued and fully paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable.  The issuance and sale of the Common Stock upon conversion of the Debenture and Warrant Shares contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this offering.

2.3          The execution, delivery and performance of the Offering Materials and the consummation by the Company of the transactions contemplated hereby and thereby, do not and will not (i) conflict with or violate any provision of the Company’s Internal Documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise), or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

2.4          The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind (a “Person”) in connection with the execution, delivery and performance by the Company of the Offering Materials, other than, the filing with the SEC of a Form D and filing other applicable documents for purposes of state securities laws.

2.5          The Company possesses all licenses, certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and it believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted, and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

2.6          The Company owns its property and assets free and clear of all mortgages, liens, loans, pledges, security interests, claims, equitable interests, charges, and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets.  With respect to the property and assets it leases, the Company is in compliance in all material respects with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims, or encumbrances.

2.7          The Company owns, or possesses adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct its respective businesses as now and as disclosed to be conducted.  The Company does not have any knowledge of any infringement by the Company of trademarks, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and no claim, action or proceeding has been made or brought against, or to the Company’s knowledge, has been threatened against, the Company regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement, except where such infringement, claim, action or proceeding would not reasonably be expected to have either individually or in the aggregate a Material Adverse Effect. The Company is not aware that any of its employees, officers, or consultants are obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee’s, officer’s, or consultant’s commercially reasonable efforts to promote the interests of the Company or that would conflict with the Company’s business as conducted.  Neither the execution nor delivery of the Offering Materials, nor the carrying on of the Company’s business by the employees of the Company, as is presently conducted, nor the conduct of the Company’s business, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees, officers or consultants are now obligated.

2.8          The Company has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, except when the failure to do so would not have a Material Adverse Effect, and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations otherwise due and payable, except those being contested in good faith and has set aside on its books reserves in accordance with GAAP reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statute or local tax.  To the Company’s knowledge, none of the Company’s tax returns is presently being audited by any taxing authority.  To the Company’s knowledge, (i) none of the tax returns of the Company are being audited by the Internal Revenue Service and (ii) the Company will not have a material tax obligation under any federal or state tax return to be filed.

2.9          In 2009, the Company’s subsidiary, Enerwaste Europe, was declared bankrupt in February 2009 and Enerwaste Europe is currently in administration under the supervision of the local courts in Iceland (the “Enerwaste Bankruptcy”).  Other than the Enerwaste Bankruptcy, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, currently threatened against or affecting the Company, or any of its respective properties before or by any court, arbitrator, governmental or administrative agency and/or regulatory authority (federal, state, county, local or foreign), (collectively, an “Action”) which does and/or could (i) adversely affect or challenge the legality, validity or enforceability of any of the Offering Materials and/or the Securities, if issued, or the consummation of the transactions contemplated hereby or thereby or (ii) if there were an unfavorable decision, have, either individually or in the aggregate, a Material Adverse Effect.  The foregoing includes, without limitation, actions, pending or threatened (or any basis therefor known to the Company), involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.  Other than the Enerwaste Bankruptcy, the Company is not a party or subject to the provisions of any order, writ, injunction, judgment, or decree of any court or government agency or instrumentality.

2.10        The Company is not required to pay any brokerage or finder’s fees or commissions to any person including, but not limited to, any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the Offering contemplated by this Agreement, other than the Placement Agent.

2.11        Neither the Company, nor any of their affiliates nor any person acting on their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

2.12        Neither the Company, nor any of their affiliates nor any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause the Offering to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. Neither the Company, nor their affiliates nor any person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the Securities Act or cause the Offering to be integrated with other offerings if such integration would require registration under the Securities Act.

2.13        If the Offering is conducted in accordance with the Offering Materials, neither the sale of the Debentures by the Company hereunder nor its use of the proceeds thereof will violate any applicable provisions of the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto as a result of Company actions. Without limiting the foregoing, the Company (a) is not a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) does not engage in any dealings or transactions, or is not otherwise associated, with any such person. The Company is in compliance with all applicable provisions of the USA Patriot Act of 2001 (signed into law October 26, 2001).

2.14        The Company has entered into an Escrow Agreement (the “Escrow Agreement”) with Charles Vista and Sichenzia Ross Friedman Ference LLP (“SRFF” as escrow agent).  Pursuant to the Escrow Agreement, at each closing for the Debentures, an amount equal to the interest payable on the Debentures sold in that closing will be placed into escrow with SRFF, as escrow agent.  Subject to the terms of the Escrow Agreement, SRFF will make interest payments to the subscribers from the funds deposited in escrow.

III.                              TERMS OF SUBSCRIPTION

3.1          Pending the sale of the Debentures, or termination of the Offering, all funds paid hereunder shall be deposited in a non-interest bearing escrow account with Signature Bank as escrow agent.

3.2          A Debenture representing the Debenture and a Warrant representing the Warrants purchased by the Subscriber pursuant to this Agreement (the Debenture and Warrant are collectively referred to as the “Certificates”) will be prepared and delivered to the Subscriber at each closing of the Offering at which such purchase takes place.

3.3          Upon issuance of the Certificates, the Subscriber hereby authorizes and directs the Company to deliver the Certificates directly to Charles Vista at the address contained in Section 6.1 hereof.

IV.                                 CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBERS

4.1                                 The Subscriber’s obligation to purchase the Debentures at the Closing at which such purchase is to be consummated is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

(a)                                  Covenants.  All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such Closing shall have been performed or complied with in all material respects.

(b)                                 No Legal Order Pending.  There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(c)                                  No Law Prohibiting or Restricting Such Sale.  There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Securities (except as otherwise provided in this Agreement).

V.                                     REGISTRATION RIGHTS

5.1                                 Definitions.  As used in this Agreement, the following terms shall have the following meanings.

(a)                                  The term “Holder” shall mean any person owning or having the right to acquire Registrable Securities (as defined below) or any permitted transferee of a Holder.

(b)                                 The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document.

(c)                                  The term “Registrable Securities” shall mean: (i) the Common Stock issuable upon conversion of the Debentures, and (ii) the Warrant Shares, provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC; (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale; (C) are held by a Holder or a permitted transferee of a Holder pursuant to Section 5.8; and (D) may not be disposed of under Rule 144 under the Securities Act without restriction.

(d)                                 The term “SEC Guidance” means (i) any publicly-available written or oral guidance, requirements or notice of the staff of the SEC, and (ii) the Securities Act.

(e)                                  The term “Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

5.2                                 Resale Registration Statement.  The Company will use its commercially best efforts to file a registration statement (the “Registration Statement”), within the later of (a) fifty (50) days after the initial closing of the Offering, and (b) ten (10) days after the Offering is completed or otherwise terminated (the “Filing Date”), covering the resale of all or such portion of the Registrable Securities as permitted by SEC Guidance, for an offering to be made on a continuous basis pursuant to Rule 415.  The Registration Statement shall also include other equity securities of the Company as the Company and Charles Vista may mutually agree. The Registration Statement filed pursuant to this Section 5.2 shall be on Form S-1, except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1, in which case such registration shall be on another appropriate form. If the Company does not file a Registration Statement in accordance with this Section 5.2 by the Filing Date, then, in addition to any other rights the Subscriber may have hereunder or under applicable law, on the business day following the Filing Date and on each monthly anniversary of the business day following the Filing Date (if no registration statement shall have been filed by the Company in accordance with this Section 5.2 by such date), the Company shall pay to the Subscriber an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.5% per month (pro-rata for partial months) based upon the such Subscriber’s gross purchase price of Debentures (calculated on a daily basis) paid under this Agreement until the Registration Statement is filed.  If the Registration Statement is not declared effective and cannot be used by selling shareholders to sell shares of Common Stock included therein by the date 150 days following the Filing Date (or 150 days from the date the Registration Statement is filed if the Registration Statement is filed prior to the Filing Date), then the Company shall pay each investor a fee of 1.5% per month (pro-rata for partial months), based upon such Subscriber’s gross purchase price of Debentures (calculated daily) until the Registration Statement can be used again, is declared effective by the SEC or may be sold pursuant to Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule., as the case may be.  Notwithstanding the foregoing, there shall be no penalties due with respect to any shares of Common Stock which cannot be registered for resale based upon the SEC’s application of Rule 415; provided, however, that notwithstanding anything to the contrary provided herein or elsewhere, the Company shall, no later than six (6) months following the effective date of the Registration Statement (or such other time period as then deemed appropriate by the SEC), file a new resale registration statement to cover the resale of any shares of Registrable Securities common stock not included in the Registration Statement because of the SEC’s application of Rule 415 and the same provisions set forth herein relating to the Registration Statement shall apply to the provisions of the new resale registration statement.

5.3                                 Registration Procedures.  Whenever required under this Article V to include Registrable Securities in a Company registration statement, the Company shall, as expeditiously as reasonably possible:

(a)                                  Use its commercially best efforts to (i) cause such registration statement to become effective, and (ii) cause such registration statement to remain effective until the earliest to occur of (A) such date as the sellers of Registrable Securities (the “Selling

Holders”) have completed the distribution described in the registration statement and (B) such time that all of such Registrable Securities are no longer, by reason of Rule 144 under the Securities Act, required to be registered for the sale thereof by such Holders.  The Company will also use its commercially best efforts to, during the period that such registration statement is required to be maintained hereunder, file such post-effective amendments and supplements thereto as may be required by the Securities Act and the rules and regulations thereunder or otherwise to ensure that the registration statement does not contain any untrue statement of material fact or omit to state a fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading; provided, however, that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permits, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the Company may incorporate by reference information required to be included in (i) and (ii) above to the extent such information is contained in periodic reports filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) in the registration statement.

(b)                                 Prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c)                                  Furnish to the Selling Holders and Charles Vista such numbers of copies of a prospectus, including a preliminary prospectus as amended or supplemented from time to time, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d)                                 Use commercially best efforts to register and qualify the securities covered by such registration statement under such other federal or state securities laws of such jurisdictions as shall be reasonably requested by the Selling Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(e)                                  In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.  Each Selling Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f)                                    Notify each Holder of Registrable Securities covered by such registration statement and Charles Vista, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (i) when the registration statement or any post-effective amendment and supplement thereto has become effective; (ii) of the issuance by the SEC of any stop order or the initiation of proceedings for that purpose (in which event the

Company shall make every effort to obtain the withdrawal of any order suspending effectiveness of the registration statement at the earliest possible time or prevent the entry thereof); (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iv) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g)                                 Cause all such Registrable Securities registered hereunder to be listed on each securities exchange or quotation service on which similar securities issued by the Company are then listed or quoted.

(h)                                 Provide a transfer agent for all Registrable Securities registered pursuant hereunder and CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i)                                     Cooperate with the Selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold, which certificates will not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, shall request at least two business days prior to any sale of the Registrable Securities to the underwriters.

(j)                                     Comply with all applicable rules and regulations of the SEC.

(k)                                  If the offering is underwritten and at the request of any Selling Holder, use its best reasonable efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) opinions dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and the transfer agent for the Registrable Securities so delivered, respectively, to the effect that such registration statement has become effective under the Securities Act and such Registrable Securities are freely tradable, and covering such other matters as are customarily covered in opinions of issuer’s counsel delivered to underwriters and transfer agents in underwritten public offerings and (ii) a letter dated such date from the independent public accountants who have certified the financial statements of the Company included in the registration statement or the prospectus, covering such matters as are customarily covered in accountants’ letters delivered to underwriters in underwritten public offerings.

5.4                                 Furnish Information.  It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Article V with respect to the Registrable Securities of any Selling Holder that such Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by the Holder, and the intended method of disposition of such securities as shall be reasonably required by the Company to effect the registration of such Holder’s Registrable Securities.

5.5                                 Registration Expenses.  The Company shall bear and pay all registration expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to registration pursuant to Section 5.2 hereof for each Holder, but excluding (i) legal expenses of the Holders and (ii) underwriting discounts and commissions relating to Registrable Securities.

5.6                                 Delay of Registration.  No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article V.

5.7                                 Indemnification.  In the event that any Registrable Securities are included in a registration statement under this Article V:

(a)                                  To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):  (i) any untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act or the Exchange Act, and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 5.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

(b)                                 To the extent permitted by law, each Selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 5.7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 5.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that, in no event shall any indemnity under this Section 5.7(b) exceed the lesser of the cash value of the (i) net proceeds from the Offering received by such Holder or (ii) such Holder’s investment pursuant to this Agreement as set forth on the signature page attached hereto.

(c)                                  Promptly after receipt by an indemnified party under this Section 5.7 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 5.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.7.

(d)                                 If the indemnification provided for in this Section 5.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e)                                  Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

(f)                                    The obligations of the Company and Holders under this Section 5.7 shall survive the completion of the Offering.

5.8                                 Permitted Transferees.  The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under this Article V may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities, to (a) any partner or retired partner of a Holder that is a partnership, or (b) any family member or trust for the benefit of any individual Holder, provided that (i) such Holder gives prior written notice to the Company; (ii) such transferee agrees to comply with the terms and provisions of this Agreement;  (iii) such transfer is otherwise in compliance with this Agreement; and (iv) such transfer is otherwise effected in accordance with applicable securities laws.  Except as specifically permitted by this Section 5.8, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

VI.                                 MISCELLANEOUS

6.1                                 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

If to the Company:

Waste2Energy Holdings, Inc.

1 Chick Springs Road, Suite 218

Greenville, SC 29609

Attn: Craig Brown, CFO

With a copy to:

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, NY 10006

Attn:  Thomas A. Rose, Esq.

If to the Placement Agent:

Charles Vista, LLC

100 William Street, 18th Floor

New York, NY 10038

Attn: Michael Molinaro, President

if to the Subscriber, to the Subscriber’s address indicated on the signature page of this Agreement.

Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

6.2                                 Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

6.3                                 Subject to the provisions of Section 5.8, this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

6.4                                 Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Debentures as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

6.5                                 This Subscription Agreement and all issues arising out of the Offering will be governed by and construed solely and exclusively under and pursuant to the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York.  Each of the parties hereto expressly and irrevocably (1) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waives any objection which Company may have now or hereafter to the venue of any such suit, action or proceeding, and (3)  consents to the jurisdiction of either the New York State Supreme Court, County of New York, or the United States District Court for the Southern District of New York in any such suit, action or proceeding.  Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding.  THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.  THE PARTY PREVAILING THEREIN SHALL BE ENTITLED TO PAYMENT FROM THE OTHER PARTY HERETO OF ALL OF ITS REASONABLE COUNSEL FEES AND DISBURSEMENTS.

6.6                                 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.  If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

6.7                                 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

6.8                                 All of the representations and warranties contained in this Subscription Agreement shall survive execution and delivery of this Subscription Agreement and the undersigned’s investment in the Company.

6.9                                 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.10                           This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

6.11                           Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

(Signature Pages to Follow)

IN WITNESS WHEREOF, the undersigned have executed this Subscription Agreement as of                                           , 2010.

SUBSCRIPTION AGREEMENT COUNTERPART SIGNATURE PAGE

[COMPANY OR TRUST]

The undersigned hereby represents, warrants and covenants that the undersigned is duly authorized by the prospective investor to take all requisite action on the part of the prospective investor listed below to enter into this Agreement and, further, that the prospective investor has all requisite authority to enter into such Agreement.

The undersigned represents and warrants that each of the above representations, agreements or understandings set forth herein applies to the prospective investor and that the undersigned has authority under the charter, by-laws, corporate resolutions or trust agreement of such prospective investor to execute this Agreement.

Name of Company (Please type or print)

By:
Name:
Title:

Amount of (check one)
☐ check enclosed or ☐ wire transfer:
Amount of Debentures
Subscribed for:	$

SUBSCRIPTION AGREEMENT COUNTERPART SIGNATURE PAGE

[PARTNERSHIP]

If the prospective investor is a PARTNERSHIP, complete the following and enclose a true copy of the Partnership Agreement of the prospective investor:

The undersigned hereby represents, warrants and covenants that the undersigned is a general partner of the prospective investor named below, is duly authorized by the prospective investor to enter into this Agreement, and that the prospective investor has all requisite authority to enter into this Agreement and set forth below are the names of all Partners of the prospective investor.

The undersigned represents and warrants that each of the above representations, agreements or undertakings set forth herein applies to the prospective investor and that the undersigned is authorized by such prospective investor to execute this Agreement.

Name of Partnership (Please type or print)

By:
Name:
Title:

Names of Partners:	Signature:

(Add additional sheets if necessary)

Amount of (check one)
☐ check enclosed or ☐ wire transfer:

Amount of Debentures Subscribed for:	$

SUBSCRIPTION AGREEMENT COUNTERPART SIGNATURE PAGE

[INDIVIDUAL]

If the prospective investor is an individual, please execute this Agreement below.

Name of individual (Please type or print)

By:
Name:

And (if applicable)

By:
Name:

HOW DEBENTURES  AND WARRANTS WILL BE HELD:

Individually

JTWROS

TBTE

Amount of (check one)
☐ check enclosed or ☐ wire transfer:
Amount of Debentures
Subscribed for:	$

*If investment is taken in joint names, both must sign.

[ACCEPTANCE PAGE FOR SUBSCRIPTION AGREEMENT]

Agreed to and accepted as of                                         , 2010.

WASTE2ENERGY HOLDINGS, INC.

By:
Name:
Title:

CERTIFICATE OF SIGNATORY

(To be completed if Debentures are

being subscribed for by an entity)

I,                                                         , am the                                                          of                                                                                      (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Debentures, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this                  day of                                   , 2010

(Signature)